Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Components of Other Intangible Assets
ntangible assets on the balance sheet consist of the following (in thousands):

		As of
	December 31, 2015			December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Customer and contractual relationships, net(1) (2)	$3,399	$(1,000)	$2,399	$30,100	$(18,167)	$11,933
Tradename (3)	322	—	322	2,800	(669)	2,131
Total intangible assets (4)	$3,721	$(1,000)	$2,721	$32,900	$(18,836)	$14,064

(1)	Includes foreign currency translation loss of approximately $0.2 million.

(2)
The customer relationships asset includes $1.5 million of both the gross carrying amount and net book value, respectively that are included in long-term assets from discontinued operations on the balance sheet as of December 31, 2015. The full customer relationships balance as of December 31, 2014 is included in long-term assets from discontinued operations on the balance sheet.

(3)	The tradename asset is included in long-term assets from discontinued operations on the balance sheet as of December 31, 2015 and 2014.

(4)
As a result of the impairment recorded on the Neighborhood Diabetes asset group, the Company recorded an impairment charge of approximately $9.0 million on the related Neighborhood Diabetes intangible assets, which was recorded through discontinued operations. This resulted in the gross carrying value and accumulated amortization of the Neighborhood Diabetes intangibles being reduced by $31.1 million and $22.1 million respectively at December 31, 2015.

Amortization Expense Expected for Next Five Years
Amortization expense expected for the next five years and thereafter from continuing operations is as follows (in thousands):

Amortization Expense
Years Ending December 31,	Customer and Contractual Relationships
2016	$421
2017	175
2018	150
2019	125
2020	62
Thereafter	—
Total	$933